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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Commission File No.: 0-52356



                          Date of Report: July 9, 2007




                              GS CARBON CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                              20-5996486
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(State of other jurisdiction of                                    (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, New York                             10119
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(Address of principal executive offices)                              (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01      OTHER EVENTS

Effective July 1, 2007, the Company's majority shareholder, Seaway Capital, Inc., converted 308,234,884 shares of Company common stock into 21,750 shares of Company Series B preferred stock. Taking this conversion into account, Seaway now beneficially owns 100,000 shares of the Company's Series B preferred stock. A full description of the rights and privileges accorded to the Company's Series B preferred stock is provided in the Company's Form 10KSB for its fiscal year ended December 31, 2006.

After  this  conversion  is  effected,   the  Company  will  have  approximately
186,099,879 shares of common stock outstanding and 100,000 shares of Series B preferred stock.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  July 9, 2007                             GS carbon Corporation

                                                 By:   /s/ Thomas Scozzafava
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                                                       Thomas Scozzafava
                                                       Chief Executive Officer
















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